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SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
ON STAGE ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Notes:

ON STAGE ENTERTAINMENT, INC.
4625 West Nevso
Las Vegas, Nevada 89103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
July 24, 2002

DEAR ON STAGE STOCKHOLDER:

        On July 24, 2002, On Stage Entertainment, Inc. will hold its Annual Meeting of Stockholders at 4625 West Nevso, Las Vegas, Nevada 89103. The meeting will begin at 8:00 a.m., Nevada time.

        Only stockholders who owned stock at the close of business on July 12, 2002 can vote at this meeting or any adjournments that may take place. At the meeting we will vote on proposals to:

  1.
  Elect seven directors to hold office until the Annual Meeting of Stockholders in 2003;

  2.
  Approve the appointment of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2002; and

  3.
  Approve any other business properly presented at the meeting.

        At the meeting, we will also report on On Stage's fiscal 2001 business results and other matters of interest to stockholders.

        Your Board of Directors recommends that you vote in favor of the proposals outlined in this proxy statement. This proxy statement also describes the Audit Committee's recommendation to the Board regarding our fiscal 2001 financial statements. We urge you to read these materials carefully.

        Whether or not you expect to attend the meeting, we urge you to vote promptly.

        The Board of Directors of On Stage is using this proxy statement to solicit proxies from the On Stage stockholders for use at the Annual Meeting. The approximate date of mailing of this proxy statement and proxy card as well as a copy of On Stage's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 is July 12, 2002.

By Order of the Board of Directors
Christopher R. Grobl Secretary

July 12, 2002

YOUR VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY

TABLE OF CONTENTS

Questions and Answers	3
Proposal 1	6
Security Ownership of Certain Beneficial Owners, Directors and Officers	9
Executive Compensation	11
Audit Committee Report	13
Proposal 2	14
Proposal 3	15

QUESTIONS AND ANSWERS

1.	Q:	Who is entitled to vote?
	A:	Holders of shares of common stock and Series A Convertible Preferred Stock at the close of business on July 12, 2002—the record date—are entitled to vote on all matters at the Annual Meeting.
2.	Q:	How do I cast my vote?
	A:	You may vote by:
(A)
Marking, signing, dating and mailing the proxy card and returning it in the enclosed envelope. If you return a signed proxy card but do not mark the boxes showing how you want to vote, your shares will be voted FOR the proposal.
		(B)	Attending the meeting, if your shares are registered directly in your name on On Stage's books and not held through a broker, bank or other nominee.
3.	Q:	How do I revoke or change my vote?
	A:	To revoke or change your vote:
		(A)	Notify On Stage's corporate secretary in writing any time before the meeting;
		(B)	Submit a later dated proxy by mail; or
		(C)	Vote in person at the meeting if your shares are held directly by you and not held through a broker, bank or other nominee.

The latest dated, properly completed proxy that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed or dated, the previously recorded vote will stand.
4.	Q:	What does it mean if I get more than one proxy card?
A:
If your shares are registered differently and are in more than one account, you will receive more than one card. Please complete and return all of the proxy cards you receive to ensure that all of your shares are voted.
5.	Q:	How many shares can vote?
	A:	On the record date, the number of shares of common stock and Series A Convertible Preferred Stock, and the number of votes to which they were entitled, was as follows:
Title of Security	Shares Outstanding	Number of Votes

Common Stock	11,307,930	11,307,930
Series A Convertible Preferred Stock	1,852,632	18,526,320
Total		29,834,250
The Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock provides that the Series A Preferred Stock has the right to vote on an as-converted basis. Each share of Series A Preferred Stock is convertible into the number of shares of On Stage common stock equal to the liquidation preference, plus accrued but unpaid dividends, divided by the conversion price.

6.	Q:	What is a "quorum"?
A:
A "quorum" is a majority of the outstanding shares entitled to vote at the meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. The directors with the greatest number of votes will be elected. All other proposals must receive more than 50% of the shares voting to be adopted. If you submit a timely, properly executed proxy card, then you will be considered part of the quorum, even if you abstain from voting.

Abstentions: Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. Abstentions and withheld votes are counted as shares present and entitled to be voted.

Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (A) the broker has not received voting instructions from the stockholder, and (B) the broker lacks the authority to vote the shares at his/her discretion. Thus, broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, and they are not counted as shares present and entitled to vote with respect to the matter on which the broker has not voted.
7.	Q:	Who can attend the Annual Meeting?
A:
All stockholders who owned shares on July 12, 2002 may attend. Just check the box on your proxy card. If your shares are held through a broker and you'd like to attend, please write to Christopher R. Grobl, Corporate Secretary, On Stage Entertainment, Inc., 4625 West Nevso, Las Vegas, Nevada 89103. Include a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker).
8.	Q:	How will voting on any other business be conducted?
A:
If a stockholder proposal is presented at the meeting, but was not submitted to us by May 1, 2002, your signed proxy card gives authority to Timothy Parrott, On Stage's Chairman and Chief Executive Officer, and Margaret Ann Freman, On Stage's Chief Financial Officer, to vote on such matters at their discretion. Although we do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, Mr. Parrott and Ms. Freman will vote on those matters at their discretion.
9.	Q:	When are the stockholder proposals for the 2003 Annual Meeting due?
A:
All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Corporate Secretary, On Stage Entertainment, Inc., 4625 West Nevso, Las Vegas, Nevada 89103 by February 15, 2003.

10.	Q:	May a stockholder nominate someone to be a director of On Stage?
A:
As a stockholder, you may recommend any person as a nominee for director of On Stage by writing to the Board of Directors, c/o On Stage Entertainment, Inc., 4625 West Nevso, Las Vegas, Nevada 89103. Recommendations must be received by December 31, 2002 for the 2003 Annual Meeting, and must be accompanied by:
		•	the name, residence and business address of the nominating stockholder;
		•	a representation that the stockholder is a record holder of On Stage stock or holds On Stage stock through a broker and the number of shares held;
		•	a representation that the stockholder intends to appear in person or by proxy at the 2003 Annual Meeting to nominate the individual(s) if the nominations are to be made at a stockholder meeting;
		•	information regarding each nominee that would be required to be included in a proxy statement;
		•	a description of any arrangements or understandings between and among the stockholder and each and every nominee; and
		•	the written consent of each nominee to serve as a director, if elected.
11.	Q:	How much did this proxy solicitation cost?
	A:	We reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL 1:

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven members. Each director holds office until the next annual meeting and until their successor is elected and qualified. At the Annual Meeting, you will be asked to vote upon the reelection of the current directors to serve until the Annual Meeting of Stockholders in 2003. The nominees receiving the highest number of affirmative votes will be elected. Detailed information about each nominee is provided below. You will not be entitled to cumulate votes at the Annual Meeting for the election of any members of our Board of Directors.

        The proxy holders named on the enclosed form of proxy will vote the proxies received by them for the election of the named nominees unless authority is withheld as provided in the proxy. If a nominee is unavailable for election, which we do not anticipate, the proxies will be voted for a substitute nominee named by the board.

        The Board of Directors unanimously recommends a vote FOR the election of the listed nominees.

NOMINEES FOR DIRECTOR

  Information About Directors

        Information about the current directors is provided below. All nominees have consented to being named as nominees in this proxy statement and to serve as directors if elected. None of the directors has any family relationship to any other On Stage director or executive officer.

Name	Age	Director Since	Position with On Stage
John W. Stuart	59	1996	Chairman and Founder
Timothy J. Parrott	55	2000	Director and Chief Executive Officer
Gregory J. McIntosh	45	2000	Director
Robert B. Hellman, Jr.	40	2001	Director
Fred Ordower	49	2001	Director
John D. Weil	54	2001	Director
Sigmund Rogich	57	2001	Director

        John W. Stuart has served as the Chairman since April 1996. Mr. Stuart served as Chief Executive Officer from 1996 to October 2000 and as President from October 1985 through March 1996. He founded On Stage in 1985. He has been involved in the theatrical business since age seven and has produced or appeared in over 200 theater productions and several feature films. Mr. Stuart received a Bachelor of Arts degree in 1967 from California State University at Fullerton.

        Timothy J. Parrott has served as Chief Executive Officer and a director of On Stage since October 2000. In addition, Mr. Parrott served as President of On Stage from October 2000 to January 2002. Mr. Parrott has been a director of Pinnacle Entertainment since June 1997, President and Treasurer of Boomtown, Inc. from June 1987 to September 1992, a director of Boomtown, Inc., since 1987, Chief Executive Officer of Parrott Investment Company (a family-held investment company with agricultural interests in California) since April 1995, and director of The Chronicle Publishing Company from April 1995 to June 2000.

        Gregory J. McIntosh has been a director of On Stage since October 2000. Mr. McIntosh is a real estate consultant and was employed from July 1998 through December 2001 by Imperial Credit Commercial Mortgage Investment Corp. and its affiliates in various capacities, including Senior Vice

President and consultant. Previously, Mr. McIntosh was Chief Operating Officer and a 20% shareholder of a privately held manufacturing company.

        Robert B. Hellman, Jr. has served as a director of On Stage since March 2001. Mr. Hellman is a managing director of MDC Management Company III, L.P., which is the general partner of McCown De Leeuw & Co. III, L.P. and McCown De Leeuw Offshore (Europe) III, L.P. He is also managing director of MDC Management Company IIIA, L.P., which is the general partner of McCown De Leeuw & Co. (Asia), L.P. These partnerships are engaged in investment activities. Mr. Hellman is also a member of The Gamma Fund LLC, a limited liability company engaged in investment activities. Mr. Hellman has been associated with McCown De Leeuw & Co. since 1987. Mr. Hellman has been a director of TeleSpectrum Worldwide since 1999.

        Fred Ordower has been a director of On Stage since March 2001, and has served as an advisor to the company since July 1998. Mr. Ordower has been a Senior Executive of ABC Family Worldwide, Inc. (formerly, Fox Family Worldwide, Inc.) since August 1997. Since February 1997, Mr. Ordower has been the President of Evergreen Events, Inc., which provides business development and marketing advisory services related to the convergence of technology and entertainment. From 1992 through 1996, Mr. Ordower was Executive Vice President of Universal (formerly MCA) Music Entertainment Group. From 1987 through 1992, Mr. Ordower was founder and chief operating officer of Ogden Presents, and Vice President, Business Development of Ogden Entertainment Services, both subsidiaries of a Fortune 500 conglomerate.

        John D. Weil has served as a director of On Stage since September 2001. Mr. Weil currently serves as an executive of McCown DeLeeuw & Co. From 1999 until 2001, Mr. Weil served as Executive Vice President and Chief Financial Officer of DIMAC Marketing Partners, Inc. From 1997 until 1999, Mr. Weil served as President and Chief Executive Officer of USA Operations for International Data Response Corporation. In 1995, Mr. Weil joined MDC to assist in portfolio management. From 1982 until 1994 Mr. Weil served as President and Chief Executive Officer of American Envelope Company.

        Sigmund Rogich has served as a director of On Stage since October 2001. Mr. Rogich is President of The Rogich Communications Group. In 1973 Mr. Rogich founded R&R Advertising, the largest advertising agency in the state of Nevada. Today, R&R Advertising continues to handle all the advertising and media for both the Las Vegas Convention & Visitor's Authority and the Nevada State Tourism Board.

  Compensation of Directors

        Directors currently are not paid a fee for their services, but are reimbursed for all reasonable expenses incurred in attending board meetings.

  Information About Executive Officers

        Information about the current executive officers other than Mr. Stuart and Mr. Parrott, which is provided above, is provided below. None of the executive officers has any family relationship to any other On Stage director or executive officer.

Name	Age	Position Held Since	Position with On Stage
Margaret A. Freman	43	2001	Senior Vice President and Chief Financial Officer
Jeffrey T. Victor	38	2000	President and Chief Operating Officer

        Margaret A. Freman has served as Senior Vice President and Chief Financial Officer of On Stage since May 2001. Prior to that, Ms. Freman was Chief Financial Officer and Vice President of Houlihan,

Lokey, Howard & Zukin, Inc. since 1993. Ms. Freman received a Bachelor of Science degree in 1981 from Indiana University, and became a Certified Public Accountant in 1983 in the state of California.

        Jeffrey T. Victor has served as the Chief Operating Officer and Executive Vice President of On Stage since October 2000, and as Executive Vice President from October 2000 to January 2002. In January 2002, Mr. Victor was promoted to President of On Stage. Prior to that, Mr. Victor was the Vice President and General Manager of Paramount's $70 million Star Trek Experience at the Las Vegas Hilton where he managed a staff of 300 and increased profitability by 40%, since 1999. Prior to that, since 1993, Mr. Victor served in various managerial positions, including Corporate Vice President of Entertainment, at Boomtown Casinos.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all forms they file under Section 16(a). Based solely on our review of the copies of forms we received, we believe that Ms. Freman, Mr. McIntosh, Mr. Hellman, Mr. Ordower, Mr. Victor and Mr. Weil failed to file the required reports on Form 3 when due in 2001, but filed reports on Form 5 in 2002 disclosing their beneficial ownership, that Mr. Parrott failed to file the required reports on Form 3 and Form 4 when due in 2000, but filed a report on Form 5 in 2002, and that Mr. Rogich did not file his report on Form 3, which was due in October 2001, until March 2002.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

        The following table sets forth the beneficial ownership of On Stage's common stock and Series A Convertible Preferred Stock, as of June 19, 2002 by:

  •
  beneficial owners of more than 5% of any class of securities;

  •
  On Stage's chief executive officer during the last fiscal year;

  •
  On Stage's four most highly compensated executive officers who were serving at the end of the last fiscal year; and

  •
  all directors, nominees and named executive officers as a group.

	Shares Owned
	Common Stock			Series A Preferred Stock
Name and Address of Beneficial Owner(1)	No. Shares		% of Total Outstanding	No. Shares	% of Total Outstanding
John W. Stuart	3,926,155	(2)	34.9	—	*
Timothy J. Parrott	3,130,000	(3)	26.5	—	*
Imperial Credit Commercial Mortgage Investment Corp. 23550 Hawthorne Blvd., Building #1 Torrance, CA 90505	1,756,122	(4)	15.1	—	*
MDC Management Co. IV, LLC 3000 Sand Hill Road, Building 3 Suite 290 Menlo Park, CA 94025	11,687,430	(5)	51	1,168,743	63
Robert B. Hellman, Jr.(5)	11,880,000	(6)	51	1,188,000	*
Fred Ordower	75,000	(7)	*	—	*
Jeffrey T. Victor	50,000	(7)	*	—	*
Margaret A. Freman	50,000	(7)	*	—	*
All officers and directors as a group	19,111,155		78.8	—	*

*
Less than 1%

(1)
The address for all officers and directors is in care of On Stage Entertainment, Inc., 4625 West Nevso, Las Vegas, Nevada 89103.

(2)
Includes 75,000 shares issuable upon the exercise of options that are exercisable within 60 days of June 19, 2002 and 300,000 shares that are issuable upon exercise of warrants that are presently exercisable.

(3)
Includes 500,000 shares of common stock issuable upon the exercise of options that are exercisable within 60 days of June 19, 2002.

(4)
Includes 325,000 shares issuable upon exercise of warrants that are exercisable within 60 days of June 19, 2002.

(5)
All of these shares are issuable upon conversion of Series A Preferred Stock that is presently convertible.

(6)
Mr. Hellman is a managing director or officer of (1) Delta Fund LLC ("Delta"), which directly holds 17,012 shares of our Series A Convertible Stock, which is convertible into shares of common stock, and (2) MDC Management Co. IV LLC which is the sole general partner of (A) McCown De Leeuw and Company IV Associates LP ("MDC Associates"), which directly holds 17,541 shares of our Series A Convertible Stock, which is convertible into shares of common stock, and (B) McCown De Leeuw and Company IV LP ("MDC LP"), which directly holds 1,153,447 shares of our Series A Convertible Stock, which is convertible into shares of common stock. Mr. Hellman may be deemed to have indirect beneficial ownership of the securities held by Delta, MDC Associates and MDC LP. However, Mr. Hellman, acting alone, does not have voting or investment power with respect to those securities directly beneficially owned by Delta, MDC Associates and MDC LP, and disclaims beneficial ownership of those securities, except to the extent of his pecuniary interest in Delta, MDC Associates and MDC LP.

(7)
All of these shares are issuable upon exercise of options that are exercisable within 60 days of June 19, 2002.

BOARD MEETINGS AND COMMITTEE

        On Stage's Board of Directors held three meetings during the fiscal year ended December 31, 2001. All of the directors attended at least 75% of the board meetings and committee meetings of which they were members.

        On Stage currently has two standing committees, which are the Audit Committee and the Compensation Committee. The Audit Committee currently consists of Mr. Weil and Mr. McIntosh, neither of whom is an officer or employee of On Stage and both of which are independent under the rules of The Nasdaq Stock Market. The Audit Committee met two times during 2001. The Compensation Committee currently consists of Mr. Hellman, Mr. Weil and Mr. McIntosh. The Compensation Committee did not meet during 2001. On Stage does not have a standing nominating committee.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee is responsible for setting and administering the policies that govern executive compensation. The Committee currently consists of Mr. Hellman, Mr. Weil and Mr. McIntosh.

        The Compensation Committee recommends to the Board of Directors guidelines for administering On Stage's 1996 Amended and Restated Stock Option Plan and compensation for On Stage's executive officers. Its primary function is to ensure that On Stage's compensation program is consistent with its values and aligned with its goals.

        The Compensation Committee believes that the compensation levels of On Stage's executive officers should consist of:

  •
  Base salaries that are commensurate with the base salaries of executives in comparable positions in similar companies;

  •
  Cash bonuses as determined by the Board of Directors and the Compensation Committee; and

  •
  Participation in On Stage's Amended and Restated 1996 Stock Option Plan.

Compensation Committee
Dated: March 25, 2002	Robert B. Hellman, Jr. John D. Weil Gregory J. McIntosh

EXECUTIVE COMPENSATION

        The following table sets forth all compensation paid during the last three fiscal years to each person that served as Chief Executive Officer in fiscal 2001 and other executive officers.

Summary Compensation

Summary Compensation Table
							Long Term Compensation
	Annual Compensation
Name and Principal Position					Other Annual Compensation ($)		Securities Underlying Options/SAR(#)	All Other Compensation
	Year	Salary ($)	Bonus ($)
John W. Stuart Chairman and Founder	2001 2000 1999	350,000 308,333 250,000	150,000 87,500 —	(1) (3)	25,316 24,612 35,869	(2) (2) (4)	75,000 300,000	— — —
Timothy J. Parrott Chief Executive Officer	2001 2000	215,000 1	— —		— 23,000	(5)	— 750,000	— —
Jeffrey T. Victor President and Chief Operating Officer	2001 2000	150,000 33,461	— —		8,326 —	(6)	200,000 —	— —
Margaret A. Freman Senior Vice President and Chief Financial Officer	2001	77,885	—		4,248	(6)	150,000	—

1)
Bonus paid in 2001 per employment agreement.

2)
Represents car and health allowance paid.

3)
Bonus paid in 2000 per employment agreement.

4)
Represents $11,971 in unused vacation time accrued but not paid and $23,898 of car allowance and health allowances accrued, of which $14,895 was paid in 1999. Does not include $149,686 of rent accrued for the leases to On Stage of which $76,028 was paid in 1999.

5)
Represents housing and transportation costs associated with staying in Las Vegas.

6)
Represents health insurance premiums paid.

Employment Agreements

        Mr. Stuart entered into an initial three-year employment agreement with On Stage in February 1997. Mr. Stuart entered into a new three-year employment agreement in October 2000. The new agreement renews automatically for additional one-year terms on the first anniversary of the agreement, and on each subsequent anniversary, unless either party gives the other party 90 days notice prior to the end of a term that it is terminating. In July 2002, On Stage gave notice to Mr. Stuart that it would not extend his employment for an additional year. Mr. Stuart's employment agreement will expire in October 2004. Under the agreement, Mr. Stuart serves as Chairman of the Board. Mr. Stuart currently receives an annual salary of $350,000 and is entitled to an annual bonus of not less than $150,000. Mr. Stuart also receives an automobile allowance. Upon resignation for "good reason" or termination "without cause," Mr. Stuart is entitled to receive his base salary for the period remaining under the term of the agreement, and the average of any actual bonuses received for the three previous years, for the time remaining under the term of the agreement, and immediate vesting of any long-term incentives, excluding stock options granted under an incentive stock option plan.

        Mr. Parrott entered into a three-year employment agreement with On Stage in October 2000. The agreement renews automatically for additional one-year terms on the first anniversary of the agreement, and on each subsequent anniversary, unless either party gives the other party 90 days notice prior to the end of a term that it is terminating. Under the agreement, Mr. Parrott serves as Chief Executive Officer of On Stage and currently receives an annual base salary of $250,000. In addition, Mr. Parrott is eligible to receive an annual bonus as determined by the Board of Directors. Mr. Parrott also received an option to purchase 750,000 shares of On Stage common stock at an exercise price of $0.50 per share, which vests in three equal annual installments beginning January 1, 2001. Upon resignation for "good reason" or termination "without cause," Mr. Parrott is entitled to receive his base salary for the period remaining under the term of the agreement, and the average of any actual bonuses received for the three previous years, for the time remaining under the term of the agreement, and immediate vesting of any long-term incentives, excluding stock options granted under an incentive stock option plan.

        Mr. Victor entered into an employment agreement with On Stage in October 2000. The agreement has an indefinite term, and either party may terminate the agreement by giving the other party one year notice. In addition, On Stage may terminate the agreement for "cause," as defined in the agreement. The agreement provides for an annual base salary of $150,000, which may be increased from time to time as determined by On Stage's management and the Board of Directors. Mr. Victor is also eligible to receive a discretionary bonus as determined by the Board of Directors. In connection with his employment, Mr. Victor received options to purchase 200,000 shares of common stock at an exercise price of $0.50 per share. The option vests in three equal annual installments beginning on November 1, 2001.

Option Grants

        The table below sets forth the grants of stock options to the persons named in the Summary Compensation Table during the year ended December 31, 2001:

Name	Number of Securities Underlying Option Granted	Percent of Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date
Margaret A. Freman	150,000	69.8%	$0.58	90 days after termination of employment

Option Exercise and Holdings

        The following table summarizes the value of vested and unvested in-the-money options for the persons named in the Summary Compensation Table at December 31, 2001. Year-end values are based upon a price of $0.81 per share, which was the closing market price of a share of common stock on December 31, 2001. No options were exercised by the named executive officers in 2001.

Aggregated Option Exercise in Last Year and Year-End Option Values
	Number of Unexercised Options at December 31, 2001		Value of Unexercised In-the-Money Options at December 31, 2001
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
John W. Stuart	375,000	—	$—	$—
Timothy J. Parrott	250,000	500,000	$77,500	$155,000
Jeffrey T. Victor	50,000	150,000	$15,500	$46,500
Margaret A. Freman	—	150,000	$—	$34,500

EQUITY COMPENSATION PLAN INFORMATION
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,367,200	$.82	1,782,800
Equity compensation plans not approved by security holders	—	—	—
Total	2,367,200	$.82	1,782,800

Federal Income Tax Consequences

        Section 162(m) of the Internal Revenue Code limits On Stage to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above that amount may be deducted only if it is "performance-based compensation" within the meaning of the Code. The Board of Directors has not established a formal policy for determining which forms of incentive compensation will be designed to qualify as "performance-based compensation."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No interlocking relationships exist between our Compensation Committee and the board or compensation committee of any other company, nor has any interlocking relationship existed in the past. There are no interlocking relationships between On Stage and other entities that might affect the determination of directors' or executive officers' compensation.

AUDIT COMMITTEE REPORT

        The audit committee reviews On Stage's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee: (1) has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 with On Stage's management; (2) has discussed with BDO Seidman, LLP, On Stage's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61 "Communications with Audit Committees," as amended by SAS 90 "Audit Committee Communications"; (3) has received the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect; and (4) has discussed with BDO Seidman, LLP the independent auditor's independence.

        The Audit Committee operates under a written charter that was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. In performing its duties, the Audit Committee acts only in an oversight capacity. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        Based on the review and discussions described above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements described in the report of BDO Seidman, LLP dated March 1, 2002 in On Stage's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
John D. Weil, Chairman Gregory J. McIntosh

Dated: March 25, 2002

PROPOSAL 2:

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2002

        Upon the recommendation of the Audit Committee, the Board of Directors has approved BDO Seidman, LLP as On Stage's independent auditors for fiscal year 2002. BDO Seidman, LLP has served as our independent auditors since 1995. They have unrestricted access to our Audit Committee to discuss audit findings and other financial matters. The work performed by BDO Seidman, LLP during fiscal 2001 and the related fees are listed below.

AUDIT FEES

        BDO Seidman, LLP provided audit services to On Stage consisting of the annual audit of On Stage's fiscal 2001 consolidated financial statements and reviews of the financial statements in the fiscal 2001 Forms 10-QSB. The fees billed for these services were $76,000.

ALL OTHER FEES

        BDO Seidman, LLP provided various audit-related services to On Stage, including consultation on accounting and reporting matters in connection with certain filings with the Securities and Exchange Commission. The fees billed for these services performed during fiscal 2001 were $31,477. BDO Seidman, LLP did not perform any non-audit related services for On Stage during fiscal 2001.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION

        BDO Seidman, LLP did not perform any financial information system design or implementation work for On Stage during fiscal 2001.

        The Board of Directors unanimously recommends a vote FOR the approval of BDO Seidman, LLP's appointment as independent auditors for fiscal year 2002.

PROPOSAL 3:

OTHER MATTERS

        Management is not aware of any other matters that will be presented for action at the Annual Meeting. If a stockholder presents a proper item of business for stockholder action, the matter would be entitled to be voted upon at the meeting. If any such stockholder proposals or other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

BY ORDER OF THE BOARD OF DIRECTORS
Christopher R. Grobl, Secretary

Dated: July 12, 2002

        A copy of On Stage's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained without charge by writing to On Stage's Secretary at On Stage's principal executive office shown on the first page of this Proxy Statement.

^ Please Detach and Mail in the Envelope Provided ^

ON STAGE ENTERTAINMENT, INC.
ANNUAL MEETING OF STOCKHOLDERS, JULY 24, 2002
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS OF ON STAGE ENTERTAINMENT, INC. The undersigned hereby appoints Timothy J. Parrott and Margaret A. Freman, and each of them, as proxies, each with the power to appoint substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of On Stage Entertainment, Inc. held of record by the undersigned at the close of business on July 12, 2002, at the annual meeting of stockholders to be held on July 24, 2001 or any adjournment or postponement thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF ON STAGE ENTERTAINMENT, INC., AND FOR RATIFICATION OF BDO SEIDMAN, LLP AS ON STAGE ENTERTAINMENT, INC.'S INDEPENDENT AUDITORS.

        Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

        PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

(SEE REVERSE SIDE)

^ Please Detach and Mail in the Envelope Provided ^

☒	PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.

		FOR all nominees listed to the left (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed below.						FOR	ABSTAIN	AGAINST
1.	ELECTION OF DIRECTORS (to serve until the 2002 Annual Meeting of Stockholders).	☐	☐	Nominees:	1. 2. 3. 4. 5. 6. 7.	John W. Stuart Timothy J. Parrott Gregory J. McIntosh Robert B. Hellman, Jr. Fred Ordower John D. Weil Sigmund Rogich	2.	The proposal to approve the appointment of BDO Seidman, LLP as On Stage's independent auditors.	☐	☐	☐
	(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)
	EXCEPT, for vote withheld from the following nominee(s):

							This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein and FOR Item 2.

							PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.
							Please indicate by a check mark whether you plan to attend the annual meeting.	☐

PRINT NAME OF STOCKHOLDER	SIGNATURE(S)	DATE

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TABLE OF CONTENTS
PROPOSAL 1: ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS
AUDIT COMMITTEE REPORT
PROPOSAL 2: APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3: OTHER MATTERS